                                                                   Exhibit 99(a)



                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)
--------------------------------------------------------------------------------

Distribution Date: September 27, 2001

(i)    Amount of principal being paid or distributed:

       (a)  Certificates          (1)         $0.00
                                       --------------------
                                  (2) ( $         -        , per $1,000 original principal amount of the Certificates)
                                       --------------------

(ii)   Amount of interest being paid or distributed on:

       (a)  Certificates          (1)      $393,921.00          4.4550000% (Based on Student Loan Rate)
                                       --------------------     ----------
                                  (2) ( $    0.0000114     , per $1,000 original principal amount of the Certificates)
                                       --------------------

       (b)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was: 4.8600000%
                                                                                               ----------
            (2)  The Student Loan Rate was:    6.7785758%
                                               ----------

(iii) Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

       (a)  Distributed:     (1)         $0.00
                                  --------------------
                             (2) ( $         -        , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (b)  Balance:         (1)   $         -
                                  --------------------
                             (2) ( $         -        , per $1,000 original principal amount of the Certificates)
                                  --------------------

(iv)   Pool Balance at end of related Collection Period:     $571,559,206.68
                                                             ---------------

(v)    After giving effect to distributions on this Distribution Date:

       (a)  (1)  Certificate Balance:            $34,600,000.00
                                                 --------------
            (2)  Certificate Pool Factor:            1.00000000
                                                 --------------


(vi)   (a)  (1)  Amount of Servicing Fee for related Collection Period:     $643,720.63
                                                                             -----------
            (2)  $ 18.6046425, per $1,000 original principal amount of the Notes.
                 ------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:            $0.00
                                  --------------------
                                  ($         -        , per $1,000 original principal amount of the Certificates)
                                  --------------------
            (2)  Balance:                $0.00
                                  --------------------
                                  ($         -        , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (c)  Amount of Administration Fee for related Collection Period:    $3,000.00
                                                                           ---------
                         $ 0.0867052        , per $1,000 original principal amount of the Certificates)
                        --------------------
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                                                                          Page 2


(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:    $1,456.28
                                                                                               ---------
       (b)  Delinquent Contracts                         # Disb.        %               $ Amount          %
                                                         -------        -               --------          -
            30-60 Days Delinquent                        1,209        1.55%           $ 15,465,269      3.46%
            61-90 Days Delinquent                          511        0.66%           $  6,760,062      1.51%
            91-120 Days Delinquent                          74        0.09%           $  3,276,861      0.73%
            More than 120 Days Delinquent                  311        0.40%           $  3,690,870      0.83%
            Claims Filed Awaiting Payment                  326        0.42%           $  2,762,176      0.62%
                                                       ---------    ---------       ----------------  --------
               TOTAL                                     2,431        3.12%           $ 31,955,238      7.15%

(viii) Amount in the Reserve Account:         $1,782,826.83
                                              -------------

(ix)   Amount in the Prefunding Account:          $0.00
                                              -------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:         $0.00
                                                                          -------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:      $0.00
                                                                          --------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date           6.48%
                                                                          ----------
       (b)  TERI Trigger Event has not occurred.
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